(Write-down) and Gain (Loss) on Sale of Vessels, Conventional Tankers Dispositions (Tables)	12 Months Ended
Dec. 31, 2017
Disposal Group, Held-for-sale or Disposed of by Sale, Not Discontinued Operations | Conventional Tankers
Summary of Net (Loss) Income from Discontinued Operations
The following table summarizes the pretax profit and components thereof for the SPT Explorer, Navigator Spirit, Fuji Spirit and Kilimanjaro Spirit for the periods presented in the consolidated statements of income, while these vessels were owned by the Partnership:

	Year Ended December 31, 2017 $	Year Ended December 31, 2016 $	Year Ended December 31, 2015 $
Revenues	—	8,030	30,230
Voyage expenses	—	(435)	(2,326)
Vessel operating expenses	—	(1,340)	(6,234)
Depreciation and amortization	—	—	(6,583)
General and administrative	—	(1)	(11)
Income from vessel operations	—	6,254	15,076
Interest expense	—	(142)	(1,007)
Foreign currency exchange loss	—	(4)	(7)
Other expense - net	—	—	—
Net income before income tax expense	—	6,108	14,062